Exhibit 32.1
Certification of Chief Executive Officer Pursuant to

18 U.S.C. Section 1350
as Adopted Pursuant to Section 906 of the Sarbanes

-Oxley Act of 2002
In connection with the Quarterly

Report of USCB Financial Holdings, Inc. (the

“Company”) on Form 10-Q for the

quarter
ended June 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Luis de la
Aguilera, as

President and

Chief Executive

Officer

of the

Company,

certify,

to the

best of

my knowledge,

pursuant to

18
U.S.C. §1350, as adopted pursuant to Section 906 of

the Sarbanes-Oxley Act of 2002, that:
1)

The

Report

fully

complies

with

the

requirements

of

Section 13(a) or

15(d),

as

applicable,

of

the

Securities
Exchange Act of 1934; and
2)

The

information

contained

in

the

Report

fairly

presents,

in

all

material

respects,

the

financial

condition

and
results of operations of the Company.
/s/ Luis de la Aguilera
Luis de la Aguilera
President and Chief Executive Officer
Date: August 11, 2023